                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                _______________


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  February 27, 1998




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


              Delaware                          1-12898                      38-2011419
    (State or other jurisdiction        (Commission File Number)           (I.R.S. Employer
          of incorporation)                                               Identification No.)


        27555 Farmington Road                                               48334-3357
     Farmington Hills, Michigan                                             (Zip Code)
        (Address of principal
         executive offices)




Registrant's telephone number, including area code:  (248) 488-7000


Total Pages:  7

Item 5.  Other Events

None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

See attached Distribution Reports as of February 25, 1998 for Series 1987-2 Distribution Reports as of March 1, 1998 for Series 1988-1 and 1988-2 and Distribution Reports as of February 20, 1998 for Series 1990-1.




                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    SOURCE ONE MORTGAGE SERVICES CORPORATION
                                  (Registrant)




Date:  February 27, 1998              By: Larry N. Ciofu
                                         _______________________________
                                         Larry N. Ciofu
                                         Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

          Distribution Date Statement for Febuary 25, 1998



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ---------------
 2-A   0.0000%           $0.00      45,100          $0.00            $0.00

 2-B   7.0000%           $0.00      18,000          $0.00            $0.00

 2-C   7.0000%           $0.00      19,700          $0.00            $0.00

 2-D   9.5500%           $0.00         124          $0.00            $0.00

 2-E   9.9500%  $10,687,080.10       5,200     $88,613.71       $88,613.71
                --------------  ----------  -------------  ---------------
                $10,687,080.10      88,124     $88,613.71       $88,613.71


      Agency MBS Collections :
              Interest                                          $89,223.92
              Principal                                        $111,865.56
      Investment Income                                            $600.37

                                                           ---------------
      TOTAL AVAILABLE                                          $201,689.85

      Due   to Certificateholders                              $200,479.27

                                                           ---------------
      Available for Expenses and Residual Payments               $1,210.58

      Expenses Payable                                            ($272.55)

                                                           ---------------
      Net Balance                                                  $938.03
                                                           ===============

      Due to Residual Holders                                      $938.03   ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS
                                                                                ELECTING A PUT OPTION.
      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $46.9015





         Interest                       Principal         Principal         Per $1,000
       Payable Per     Principal       Payable Per       Balance After      CTF After
Class   $1,000 CTF      Payable         $1,000 CTF     Febuary  25, 1998    Febuary  25, 1998
-----  ------------  --------------  ----------------  -----------------    -----------------
 2-A     $0.000000                         $0.000000                              $0.000000

 2-B     $0.000000                         $0.000000                              $0.000000

 2-C     $0.000000                         $0.000000                              $0.000000

 2-D     $0.000000           $0.00          -                     $0.00           $0.000000

 2-E    $17.041098     $111,865.56        $21.512608     $10,575,214.54       $2,033.695104
                     -------------                     ----------------
                       $111,865.56                       $10,575,214.54

       Ending Aggregate Agency MBS Balance:              $10,595,005.66


       Accrual Distribution Amount:                               $0.00
       Aggregate Cash Flow Value Decline:                   $111,865.56





                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                           as Trustee
                                           Corporate Trust Division
                                           Suite 0126
                                           One First National Plaza
                                           Chicago, Illinois  60670
                                           (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

                 Distribution Date Statement for March  1, 1998



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
  A    0.0000%           $0.00      38,510          $0.00            $0.00

  B    8.0000%           $0.00      51,050          $0.00            $0.00

  Z    9.9000%  $10,857,023.71      10,440     $89,570.45       $89,570.45
               ---------------  ----------  -------------  ---------------
                $10,857,023.71     100,000     $89,570.45       $89,570.45



      Agency MBS Collections :
              Interest                                          $90,477.44
              Principal                                        $176,600.75
      Investment Income                                            $349.61
                                                           ---------------

      TOTAL AVAILABLE                                          $267,427.80

      Due to Certificateholders                               ($266,171.20)
                                                           ---------------
      Available for Expenses and Residual Payments               $1,256.60

      Expenses Payable                                            ($276.17)

                                                           ---------------
      Net Balance                                                  $980.43
                                                           ===============


      Due to Residual Holders                                      $980.43

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $49.0215               *


                                                                    Principal Balance
         Interest                    Principal       Principal      Per $1,000
       Payable Per    Principal     Payable Per    Balance After    CTF After
Class   $1,000 CTF     Payable*      $1,000 CTF   March  1, 1998    March  1, 1998
-----  ------------ --------------  ------------  ----------------  ----------------
  A      $0.000000          $0.00     $0.000000             $0.00         $0.000000

  B      $0.000000          $0.00     $0.000000             $0.00         $0.000000

  Z      $8.579545    $176,600.75    $16.915781    $10,680,422.96     $1,023.029019
                    -------------                 ---------------
                      $176,600.75                  $10,680,422.96


       Ending Aggregate Agency MBS Balance:        $10,680,690.49


                    Accrual Distribution Amount:                              $0.00
                    Aggregate Cash Flow Value Decline:                  $176,600.75
                                                                    ---------------

                    *Aggregate Amount of Principal Distributable:       $176,600.75







                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                           as Trustee
                                           Corporate Trust Division
                                           Suite 0126
                                           One First National Plaza
                                           Chicago, Illinois  60670
                                           (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
                 Distribution Date Statement for March 1, 1998



            COUPON     Principal      Number of     Interest        Interest
Class        RATE     Outstanding    Certificates   Accrued         Payable
-----      -------- ---------------- ----------- -------------- ---------------
 2-A        0.0000%           $0.00      39,750          $0.00            $0.00

 2-B        7.0000%           $0.00      24,540          $0.00            $0.00

 2-C        7.0000%           $0.00      10,930          $0.00            $0.00

 2-D        7.0000%           $0.00      14,580          $0.00            $0.00

 2-Z        9.4000%  $13,409,911.39      10,200    $105,044.31      $105,044.31
                    ---------------  ----------  -------------  ---------------
                     $13,409,911.39     100,000    $105,044.31      $105,044.31



           Agency MBS Collections :
                   Interest                                         $106,161.89
                   Principal                                        $228,875.20
           Investment Income                                          $1,008.50
                                                                ---------------
           TOTAL AVAILABLE                                          $336,045.59

           Due to Certificateholders                               ($333,919.51)
                                                                ---------------
           Available for Expenses and Residual Payments               $2,126.08

           Expenses Payable                                            ($324.55)

           Net Balance                                                $1,801.53
                                                                ===============


           Due to Residual Holders                                    $1,801.53

           Amount Payable Per Individual
           Residual Certificate (5% Denomination):                    $ 90.0765




                                                                     Principal Balance
         Interest                     Principal       Principal      Per $1,000
        Payable Per     Principal     Payable Per    Balance After    CTF After
Class   $1,000 CTF     Payable*       $1,000 CTF   March  1, 1998    March  1, 1998
-----  ------------ ---------------  ------------  ----------------  ----------------
 2-A     $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-B     $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-C     $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-D     $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-Z    $10.298462     $228,875.20    $22.438745    $13,181,036.19     $1,292.258450
                       -----------                  --------------
                       $228,875.20                  $13,181,036.19


  Ending Aggregate Agency MBS Balance:              $13,181,050.94


               Accrual Distribution Amount:                                    $0.00
               Aggregate Cash Flow Value Decline:                        $228,875.20
                                                                     ---------------
               *Aggregate Amount of Principal Distributable:             $228,875.20

               Principal Allocation:          Class 2-A:                      0.0000%
                                              Class 2-D:                      0.0000%



                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                           as Trustee
                                           Corporate Trust Division
                                           Suite 0126
                                           One First National Plaza
                                           Chicago, Illinois  60670
                                           (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

              Distribution Date Statement for FEBRUARY  20, 1998


                                              UPPER TIER REMIC REGULAR CERTIFICATES

                                                                              Interest
       COUPON      Principal      Number of    Interest      Interest        Payable Per      Principal
Class   RATE      Outstanding    Cert.         Accrued       Payable         $1,000 CTF        Payable*
----- --------- ---------------- ----------- ------------ --------------  ----------------- --------------
 1-A    8.5000%           $0.00      15,250        $0.00          $0.00          $0.000000          $0.00

 1-B    9.0000%           $0.00      10,500        $0.00          $0.00          $0.000000          $0.00

 1-C    9.0000%           $0.00       6,500        $0.00          $0.00          $0.000000          $0.00

 1-D    9.0000%           $0.00      16,500        $0.00          $0.00          $0.000000          $0.00

 1-E    9.0000%   $9,157,803.56      12,000   $68,683.53     $68,683.53          $5.723628    $144,581.75

 1-F    0.0000%           $0.00      18,500        $0.00          $0.00          $0.000000          $0.00

 1-G    0.0000%           $0.00      12,450        $0.00          $0.00          $0.000000          $0.00

 1-H    0.0000%           $0.00       4,850        $0.00          $0.00          $0.000000          $0.00

 1-I  259.5000%      $18,315.61         152   $ 3,960.75      $3,960.75         $26.057566        $289.16
                ---------------  ----------  -----------  -------------                     -------------
                  $9,176,119.17      96,702   $72,644.28     $72,644.28                       $144,870.91



                                   Principal Balance
   Principal       Principal       Per $1,000
  Payable Per     Balance After    CTF After
   $1,000 CTF   FEBRUARY 20, 1998 FEBRUARY  20, 1998
  ------------  -----------------  -----------------
    $0.000000              $0.00         $0.000000

    $0.000000              $0.00         $0.000000

    $0.000000              $0.00         $0.000000

    $0.000000              $0.00         $0.000000

   $12.048479      $9,013,221.81       $751.101818

    $0.000000              $0.00         $0.000000

    $0.000000              $0.00         $0.000000

    $0.000000              $0.00         $0.000000

    $1.902368         $18,026.45       $118.595066
                ----------------
                   $9,031,248.26



                                              UPPER TIER REMIC REGULAR CERTIFICATES


        COUPON      Principal      Number of    Interest      Interest
         RATE      Outstanding    Cert.         Accrued       Payable
       --------- ---------------- ----------- ------------ --------------
  1-R    0.0000%           $0.00       3,298        $7.97          $7.97

                                                                           Principal Balance
            Interest                       Principal       Principal       Per $1,000
           Payable Per      Principal     Payable Per     Balance After    CTF After
           $1,000 CTF        Payable*      $1,000 CTF   FEBRUARY  20, 1998 FEBRUARY  20, 1998
        ----------------- --------------  ------------  -----------------  ------------------
  1-R          $0.002417          $0.00     $0.000000              $0.00         $0.000000


                                                      LOWER TIER REMIC REGULAR INTERESTS

                                                                              Principal
        COUPON      Principal      Number of    Interest     Principal       Balance After
 Class   RATE      Outstanding    Certificates  Accrued       Payable*     FEBRUARY  20, 1998
 ----- --------- ---------------- ----------- ------------ --------------  ------------------
 1-AS    9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

 1-BS    9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

 1-CS    9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

 1-DS    9.5000%           $0.00      16,533        $0.00          $0.00              $0.00

 1-ES    9.5000%  $10,131,234.77      12,024   $74,674.61    $144,870.91      $9,986,363.86

 1-FS    9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

 1-HS    9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                ----------------  ----------  -----------  -------------   ----------------
                  $10,131,234.77     100,000   $74,674.61    $144,870.91      $9,986,363.86




                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
               DISTRIBUTION DATE STATEMENT FOR February  20, 1998


Agency MBS Collections:
         Interest                                         $72,652.25
         Principal                                       $144,870.91
Investment Income                                            $182.94
                                                     ---------------
Lower Tier REMIC Collection Account                      $217,706.10
                                                     ---------------
Upper Tier REMIC Collection Account                      $217,706.10

Aggregate Prin Payable to Holders of
Upper Tier REMIC Regular Certificates                   ($144,870.91)

Aggregate Interest Payable to Holders of
Upper Tier REMIC Regular Certificates                    ($72,644.28)

Expenses Payable                                               $0.00



REMIC Taxes Payable                                            $0.00

Interest Payable to Class 1-R Certificate                     ($7.97)



Principal Payable to Class 1-R Certificate                     $0.00

Due to Class 1-RS Certificate                               ($182.94)
                                                     ---------------
Net Balance                                                   ($0.00)
                                                     ===============

Beginning Aggregate Agency MBS Balance:              $100,001,006.61
Ending Aggregate Agency MBS Balance:                   $9,032,254.69


Aggregate Cash Flow Value Decline:                       $144,870.91
                                                     ---------------
*Aggregate Amount of Principal Distributable:            $144,870.91


Principal Allocation:


Aggregate Amount of Principal
Distributable to Classes 1-D and 1-I:


Class 1-E:               2.13292908%
Class 1-I:               0.33677632%

Aggregate Amount of Principal
Distributable to Classes 1-G,1-H and 1-R:

Class 1-R:               0.00000000%



THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee
Corporate Trust Division
Suite 0126
One First National Plaza
Chicago, Illinois  60670
(312)407-4660